UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2020

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue,		97070
Wilsonville,	Oregon
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	NASDAQ	Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
FLIR Systems, Inc. (the “Company”) will participate in the Jefferies Expert Conference Call Series on Friday, September 18, 2020. James J. Cannon, the Company’s President and Chief Executive Officer, and Carol Lowe, the Company’s Executive Vice President and Chief Financial Officer, will present at 11:00 a.m. Eastern time. A simultaneous webcast of the presentation may be accessed online from a link in the “Events & Presentations” section of the Company’s Investor Relations website at www.FLIR.com/investor. A replay will be available shortly after the conclusion of the live presentation at the same internet address.
A copy of the presentation materials is attached as Exhibit 99.1 and incorporated by reference into Item 7.01 of this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The contents of Company’s website are not incorporated by reference into this Current Report on Form 8-K and you should not consider information provided on the Company’s website to be part of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Jefferies Expert Conference Call Series Presentation Materials.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR SYSTEMS, INC.
(Registrant)

September 18, 2020	By	/s/ Sonia Galindo
Sonia Galindo
Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer

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